                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12








                                 CITIZENS, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.
     1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------
     3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------
     5) Total fee paid:

     ---------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                    ---------------------------
     2)  Form, Schedule or
         Registration Statement No.:
                                    ---------------------------
     3)  Filing Party:
                                    ---------------------------
     4)  Date Filed:
                                    ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OF CITIZENS, INC.
                             A COLORADO CORPORATION

          EXECUTIVE OFFICE: 400 EAST ANDERSON LANE, AUSTIN, TEXAS 78752


TO THE STOCKHOLDERS OF CITIZENS, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Citizens, Inc. will be held Tuesday, June 5, 2001, at 10:00 a.m., local time, at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas, for the following purposes:

     (1) To elect the members of the Board of Directors of the Company; and

     (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE TRANSFER AGENT IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                                        BY ORDER OF THE BOARD OF DIRECTORS





APRIL 27, 2001                          JEFFREY J. WOOD, SECRETARY

                                 CITIZENS, INC.
                             400 EAST ANDERSON LANE
                               AUSTIN, TEXAS 78752
                                 APRIL 27, 2001

          PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ON JUNE 5, 2001

                             SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc., for use at the Annual Meeting of Stockholders to be held Tuesday, June 5, 2001, at 10:00 a.m., local time, (the "Meeting") at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas. This statement was sent to the stockholders of the Company on or about April 30, 2001.

You are requested to complete the enclosed proxy card, sign where indicated, and return it to the Transfer Agent in the envelope provided, which requires no postage if mailed in the United States. Solicitation of proxies will be primarily through the mail. Proxies may also be solicited by personal interview, telephone or telegram, by directors, officers and employees of the Company and its wholly-owned subsidiaries at no additional cost to the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company's common stock held of record by such persons, firms, or institutions, and the Company will reimburse the forwarding expense. The cost of this solicitation will be borne by the Company.

                                     PROXIES

The matters to be brought before the Meeting are: (i) the election of directors; and (ii) such other matters as may properly be brought before the Meeting. Shares represented by properly executed proxies received by the Company prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR such proposal. A person giving a proxy shall have the power to revoke it at any time before it is voted by notifying the Secretary of the Company in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Under American Stock Exchange rules, brokers who have not received instructions from their customers may vote in the election of directors shares held in street name.

                                   RECORD DATE

Only stockholders of record at the close of business on April 20, 2001 are entitled to vote at the Meeting. As of the record date, the Company had outstanding and entitled to vote 24,417,092 Class A shares of common stock and 711,040 Class B shares of common stock.

                                     QUORUM

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn or recess the Meeting from time to time for up to thirty (30) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.

Management knows of no matters to be submitted at the Meeting with respect to which the stockholders are entitled to vote, other than the proposals listed below. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

                        STOCK AND PRINCIPAL STOCKHOLDERS

Both classes of common stock are equal in all respects, except that (i) Class B common stock elects a simple majority of the Board of Directors of the Company and Class A common stock elects the remaining directors; and (ii) Class A Stockholders receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B Stockholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting.

The following table shows the persons known to the Company to be the beneficial owners of more than five percent of the Company's Class A and Class B common stock at April 20, 2001.


                                                       SHARES OWNED AND                    PERCENT OF
            NAME AND ADDRESS                         NATURE OF OWNERSHIP                     CLASS
            ----------------                         -------------------                   -----------
       Harold E. Riley                         4,374,108 Class A direct and
       Post Office Box 149151                            indirect*                            17.9%
       Austin, Texas                             711,040 Class B indirect*                   100.0%

     -------------
         * See footnote (1) in the table immediately following.


The following table shows, as of April 20, 2001, certain information with regard to the beneficial ownership of the Company's Common Stock by each director, the named executive officers and by the executive officers and directors as a group.


                                                        SHARES OWNED AND                         PERCENT OF
     NAME                                              NATURE OF OWNERSHIP                          CLASS
     ----                                              -------------------                       ----------
Harold E. Riley                                 4,374,108 Class A direct and
                                                          indirect               (1)                17.9%
                                                  711,040 Class B indirect       (1)               100.0%

Rick D. Riley                                     505,717 Class A direct and
                                                          indirect               (2)                 2.1%

Joe R. Reneau, M.D.                                55,138 Class A direct                             (3)

Timothy T. Timmerman                               11,449 Class A direct                             (3)

Ralph M. Smith, Th.D.                               6,647 Class A direct and
                                                          indirect               (4)                 (3)

Steven F. Shelton                                   2,157 Class A direct                             (3)

Mark A. Oliver                                    1,035 Class A direct                               (3)

Jeffrey J. Wood                                       315 Class A direct                             (3)

Dr. E. Dean Gage                                                -                                    (3)

Dr. Richard C. Scott                                            -                                    (3)

All executive officers                          4,956,566 Class A direct and
    and directors as                                      indirect                                  20.3%
    a group (ten persons)                         711,040 Class B indirect                         100.0%

------------

 (1) Owns 4,081,599 Class A shares directly and spouse owns 292,509 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 711,040 issued and outstanding shares of Class B common stock.

 (2) Owns 318,366 Class A shares directly, 10,989 Class A shares as joint tenant with spouse, and 159,599 and 16,763 Class A shares indirectly as trustee for minor children and spouse, respectively.

 (3)  Less than one percent (1%).

 (4)  Owns 2,367 Class A shares directly and spouse owns 4,280 Class A shares.

The Company is not aware of any arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                             CONTROL OF THE COMPANY

Harold E. Riley is deemed to be the "controlling stockholder" of the Company. Mr. Riley owns, directly and indirectly, 4,374,108 shares (17.9%) of the outstanding Class A common stock and 711,040 shares (100%) of the Class B common stock, which stock elects a majority of the Company's Board of Directors.

                              ELECTION OF DIRECTORS

Harold E. Riley has advised the Company that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. A majority vote of a quorum of Class A shares is necessary to elect the Class A nominees as directors. Cumulative voting is not permitted. The Class B nominees will be elected directors upon affirmative vote of the Class B shares by Harold E. Riley as controlling trustee of the Harold E. Riley Trust.

If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as directors of the Company to serve for one year until the next Annual Meeting of Stockholders proposed to be held the first Tuesday of June 2002, or until their respective successors are duly elected and qualified. Class A Stockholders will vote on the nominees indicated below for election by Class A Stockholders, and Class B Stockholders will vote on the Class B nominees.

                  NOMINEES FOR ELECTION BY CLASS A STOCKHOLDERS


                                                                                                    COMMON STOCK
                                                     PRINCIPAL                      DIRECTOR        BENEFICIALLY
      NAME                               AGE         OCCUPATION                       SINCE         OWNED 4/20/01
      ----                               ---         ----------                     --------        -------------

Dr. E. Dean Gage                          58    Associate Dean for                    2000              --
                                                Professional Programs
                                                Texas A&M University
                                                College Station, Texas

Steven F. Shelton                         44    Farmer/Rancher                        1993          2,157 Class A
                                                Lamar, Colorado

Ralph M. Smith, Th.D.                     69    Pastor Emeritus                       1993          6,647 Class A
                                                Hyde Park Baptist Church
                                                Austin, Texas

Timothy T.  Timmerman                     39    President                             1989         11,449 Class A
                                                Commerce Properties, Inc.;
                                                Partner, Realcom Management;
                                                Partner, Interfase Capital
                                                Austin, Texas

                  NOMINEES FOR ELECTION BY CLASS B STOCKHOLDERS


                                                                                                  COMMON STOCK
                                             PRINCIPAL                           DIRECTOR         BENEFICIALLY
      NAME                    AGE            OCCUPATION                            SINCE          OWNED 4/20/01
      ----                    ---            ----------                          --------         -------------
Mark A. Oliver                 42    President of the Company                       1997            1,035 Class A
                                     Austin, Texas

Joe R. Reneau, M.D.            68    Physician, Medical Consultant                 1989            55,138 Class A
                                     Austin, Texas

Harold E. Riley                72    Chairman of the Board                         1987         4,374,108 Class A
                                     of the Company                                               711,040 Class B
                                     Austin, Texas

Rick D. Riley **               47    Vice Chairman and CEO of the Company;         1989           505,717 Class A
                                     Chairman of the Board, CEO and
                                     President of Citizens Insurance Company
                                     of America
                                     Austin, Texas

Dr. Richard C. Scott           66    Vice President for Development Baylor         2000                --
                                     University
                                     Waco, Texas

     -----------------

      ** Son of Harold E. Riley. There are no other family relationships between or among the nominees to the Board and the Executive Officers of the Company.

Information concerning the nominees is set forth below:

Dr. E. Dean Gage, Associate Dean of Professional Programs, College of Veterinary Medicine, Texas A&M University, College Station, Texas, 2001 to present; President Men's Leadership Ministries, Bryan, Texas, from 1996 to 2000; Executive Director, Center for Executive Development College of Business, Texas A&M University, College Station, Texas, from 1994 to 1996; President, Texas A&M University, College Station, Texas from 1993 to 1994; Executive Vice President and Provost, Texas A&M University, College Station, Texas from 1989 to 1993.

Mark A. Oliver, President of the Company and Vice Chairman of the Company's affiliates from February 1999 to present; President of the Company and its affiliates from March 1997 to February 1999; Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its affiliates from 1990 to 1997; Treasurer and Chief Financial Officer of the Company and its affiliates from 1988 to 1990; Treasurer and Controller of the Company and its affiliates from 1984 to 1988.

Joe R. Reneau, M.D., Physician - Medical Consultant, Abbott Laboratories, Austin, Texas, from 1987 to present and Medical Director of Company and its affiliates, from 1987 to present.

Harold E. Riley, controlling stockholder; Chairman of the Board of the Company 1987 to present; Chairman of the Board of the Company and its affiliates from 1994 to 1999; Chairman of the Board and Chief Executive Officer of the Company, 1992 to 2000; Chairman of the Board and Chief Executive Officer of the Company and its affiliates from 1992 to 1999; President of the Company and its affiliates from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of the Company and its affiliates, from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company, from 1989 to 1992.

Rick D. Riley, Vice Chairman and CEO of the Company, October 2000 to present; Vice Chairman of the Company, 2000; Chairman of the Board of Directors, President and CEO of Citizens Insurance Company of America and its affiliates, a subsidiary of the Company, from February 1999 to present; Chief Administrative Officer and Secretary of the Company from October 1998 to February 1999; Executive Vice President of the Company and its affiliates from September 1995 to 1998; Chief Operating Officer of the Company and its affiliates from September 1995 to March 1997; Chief Administrative Officer of the Company and its affiliates, from 1994 to June 1995, and President thereafter until September 1995; Executive Vice President and Chief Operating Officer of the Company and its affiliates, from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. from 1991 to 1992; Executive Vice President, Data Processing, the Company and its affiliates, from 1987 to 1991; Executive Vice President, Continental Investors Life Insurance Company from 1989 to 1992.

Dr. Richard C. Scott, Vice President, Baylor University, Waco, Texas from 1968 to present.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Director of the Company from 1993 to present.

Ralph M. Smith, Th.D., Pastor Emeritus, Hyde Park Baptist Church, Austin, Texas, from 1960 to March 1996. Director of the Company from 1989 to 1990 and 1993 to present; Advisory Director of the Company from 1991 to 1993.

Timothy T. Timmerman, President, Commerce Properties, Inc. from 1990 to present; Partner, Realcom Management from 1990 to present; Partner, Interfase Capital from 1999 to present. Director of the Company from 1989 to present.

No director of the Company is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940, except for Richard C. Scott, who serves on the Board of Directors of Winnebago Industries.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business affairs of the Company are conducted under the direction of its Board of Directors. The Board of Directors held three (3) meetings during 2000, at which all directors were present. During 2000, the Board of Directors was served by three committees - the Executive Committee, the Compensation Committee and the Audit Committee. The Executive Committee, composed of Messrs. Harold E. Riley, Joe R. Reneau, M.D. and Timothy Timmerman, met seventeen (17) times during 2000 and has exercised and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Company, except where action of a majority of all members of the Board of Directors is required by statute or by the Articles of Incorporation or by the Bylaws of the Company. All actions taken by the Executive Committee are subsequently reviewed by the Board of Directors.

The Audit Committee composed of Messrs. Joe R. Reneau, M.D., Ralph M. Smith and Timothy T. Timmerman, met once during 2000. The functions of the Audit Committee include recommending to the Board each year the firm of independent auditors to be engaged by the

Company, reviewing the annual financial statements issued by the Company to its security holders, reviewing and approving in advance the plan and scope of the audit of the Company to be performed for the following year by the independent auditors, reviewing with the principal independent auditors upon completion of their audit their findings and recommendations, conducting quarterly reviews of the financial reports issued by the Company with the independent auditors, and periodically reviewing with them the principal accounting policies of the Company and other pertinent matters.

The Compensation Committee composed of Messrs. Joe R. Reneau, M.D., Timothy T. Timmerman and Ralph M. Smith, met once during 2000. The functions of the Compensation Committee include establishing compensation policies applicable to the Company's executive officers and making recommendations concerning executive compensation to the Board of Directors.

                                 CERTAIN REPORTS
             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of such reports and amendments thereto furnished to the Company, the Company believes that during 2000 two such reports were not filed on a timely basis. Mssrs. Rick D. Riley and Ralph M. Smith each filed one report late.

                               EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are elected annually by the Board of Directors at the first meeting of the Board following the Annual Meeting of Stockholders of the Company:



                                                                 COMPANY POSITIONS &
                 NAME                             AGE            PRINCIPAL OCCUPATION
                 ----                             ---            --------------------
           Harold E. Riley(1)                    72              Chairman of the Board

           Rick D. Riley(2)                      47              Vice Chairman and CEO

           Mark A. Oliver(3)                     42              President

           Jeffrey J. Wood(4)                    47              Executive Vice President, CFO, Secretary
                                                                 and Treasurer

         -----------

(1)      Mr. Riley has served since 1987.

(2) Rick Riley became Vice Chairman in December 1999 and Chief Executive Officer in 2000. He has served in various capacities for the Company and its affiliates since 1976.

(3) Mark A. Oliver has served since 1987. Prior to becoming President in March 1997, Mr. Oliver served as Executive Vice President, Chief Financial Officer and Secretary/Treasurer.

(4) Jeffrey J. Wood joined the Company in February 1999 as Executive Vice President, Chief Financial Officer, Secretary and Treasurer. From July 1987 to February 1999, Mr. Wood worked at Principal Financial Group as Associate Controller.

                   EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table presents the aggregate compensation which was earned by the Chairman and the Chief Executive Officer for each of the past three years, and the Company's four most highly compensated officers other than the Chief Executive Officer. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.

                           SUMMARY COMPENSATION TABLE



                                                                           Long Term Compensation
                                                                 ----------------------------------------
                                       Annual Compensation                  Awards             Payouts
                               --------------------------------------------------------------------------
          (a)            (b)       (c)         (d)        (e)           (f)         (g)          (h)           (i)
                                                      Other
       Name and                                       Annual       Restricted                              All Other
       Principal                                      Compen-        Stock      Options         LTIP       Compen-
       Position         Year    Salary      Bonus     sation        Award(s)      SARs        Payouts      sation**
       --------         ----    ------      -----     ------       ----------   -------       -------      --------

  Harold E. Riley,      2000   $495,546       N/A        N/A           N/A         N/A           N/A      $ 24,000
  Chairman              1999   $468,950       N/A        N/A           N/A         N/A           N/A      $ 22,992
                        1998   $468,950       N/A        N/A           N/A         N/A           N/A      $ 24,423


*Clayton Dunham,        2000   $204,704        N/A        N/A           N/A        N/A           N/A      $  3,000
***E.V.P./C.M.O.        1999   $200,200        N/A        N/A           N/A        N/A           N/A      $  2,499
                        1998   $189,200        N/A        N/A           N/A        N/A           N/A      $  1,110


  Mark A. Oliver,       2000   $167,519        N/A        N/A           N/A        N/A           N/A      $ 16,000
  President             1999   $150,200        N/A        N/A           N/A        N/A           N/A      $ 14,995
                        1998   $149,382        N/A        N/A           N/A        N/A           N/A      $ 11,656


  Rick D. Riley, Vice   2000   $150,785        N/A        N/A           N/A        N/A           N/A      $ 24,000
  Chairman and Chief    1999   $135,200        N/A        N/A           N/A        N/A           N/A      $ 22,992
  Executive Officer     1998   $133,533        N/A        N/A           N/A        N/A           N/A      $ 24,423


# T. Roby Dollar,       2000   $131,046        N/A        N/A           N/A        N/A           N/A      $ 24,000
Vice Chairman, Chief    1999   $125,200        N/A        N/A           N/A        N/A           N/A      $ 22,992
Actuary and Assistant   1998   $119,991        N/A        N/A           N/A        N/A           N/A      $ 24,423
Secretary



  * Messr. Dunham served as an officer of the Company until February 1999, and continues to serve as an officer of the Company's subsidiaries.
 ** Company contribution to qualified profit-sharing plan.
*** Officer of Company subsidiary.
  # Retired in January, 2001.

All employees of the Company are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of three years' service and employees become fully vested after seven years' service. The Company made a $200,000 annual contribution in 1999 and 2000. Messrs. HE Riley, RD Riley, and MA Oliver had $186,455, $195,357 and $71,651, respectively, vested under the Plan as of December 31, 2000. Mr.

Dollar and Mr. Dunham had $195,553 and $12,293 vested in the Plan as of December 31, 2000, respectively.

During 2000, the members of Board of Directors who are not officers of the Company were paid $6,000 per year, while Committee members who are not officers were paid $500 per physical Committee meeting attended. Total directors' fees paid during 2000 were $30,750. Messr. Reneau was paid $20,200, respectively in 2000 for services performed as a consultant to the Company.

                                 OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

                               PUBLIC ACCOUNTANTS

KPMG LLP, 200 Crescent Court, Suite 300, Dallas, Texas 75201, is the Company's principal independent auditor. A representative of KPMG LLP will be present at the Annual Meeting of Stockholders to answer questions and make any desired statement.

                        ANNUAL REPORT AND OTHER MATERIAL

A copy of the Company's Annual Report to Stockholders has been mailed under separate cover. A copy of the reports of the Compensation Committee and the Audit Committee of the Board of Directors and a Performance Graph regarding stockholder return accompany this Proxy Statement. NO PART OF SUCH MATERIAL IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL.

                              STOCKHOLDER PROPOSAL
                        DEADLINE FOR 2002 ANNUAL MEETING

Any proposal by a stockholder to be presented at the Company's next annual meeting currently scheduled to be held on the first Tuesday in June 2002, must be received at the offices of the Company, 400 East Anderson Lane, Austin, Texas 78752, no later than December 29, 2001.


                                          BY THE ORDER OF THE BOARD OF DIRECTORS



AUSTIN, TEXAS                                   JEFFREY J. WOOD, SECRETARY

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


         The Compensation Committee, which is composed of the three outside directors named below, makes recommendations to the Board concerning the compensation of the Company's executive officers. In order to make such recommendations, toward the end of each year, the Committee evaluates the Company's performance relative to its business plan and similar companies. Additionally, each executive officer's contribution to the Company's achievements during the year is evaluated.

         The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards. The following is a discussion of the compensation forms currently being utilized.

         Salaries for each of the Company's executive officers are determined by taking into consideration performance, length of tenure with the Company, compensation by industry competitors for comparable positions and career achievements. Salaries paid within the industry are weighted more heavily in setting base salary levels. In order to determine comparable salary levels paid within the industry, the Committee reviews various industry surveys and publicly filed information of its competitors. No bonus or stock option plans exist; however, there is a profit sharing plan, where distribution is based on tenure.

         Harold E. Riley was elected Chairman of the Board and Chief Executive Officer in 1987, although as the founder of the Company, his tenure began in 1968. In October, 2000, he relinquished the position of Chief Executive Officer to Rick D. Riley, while remaining as Chairman. Harold Riley and Rick Riley are currently employed by the Company on an "at-will" basis. The Compensation Committee reviewed industry salary surveys and determined that total cash compensation for both persons was lower compared to similar positions with industry competitors; however, their cash compensation was reasonable given the Company's present size and resources. The Committee considered the significant role Harold Riley has played in the development of the Company's various operating and marketing programs, as well as his experience in the merger and acquisition area and his overall management expertise in establishing his compensation for the year 2001. Furthermore, the additional responsibilities assumed by Rick Riley, along with his significant industry experience and salaries of individuals in comparable positions were considered in his compensation for the year. The Compensation Committee reviewed the goals of the Company's business plan relative to compensation of these persons in 2000. The Committee believes that the cash compensation paid to the Company's Chairman and to its Chief Executive Officer is designed to closely align their interests with those of the shareholders, and that their compensation is related directly to their performance as individuals with considerable experience and ability in the insurance industry.



                             COMPENSATION COMMITTEE

                               Joe R. Reneau, M.D.
                              Ralph M. Smith, Th.D.
                              Timothy T. Timmerman

                             AUDIT COMMITTEE REPORT

         The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Audit Committee's Charter, which was adopted in 2000, is attached to this proxy statement as Appendix A. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not financial experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by the Company's management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent".

         The Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors' independence from the Company and its management, including the matters in those written disclosures. Additionally, the Committee considered the financial information systems services and other non-audit services provided by the independent auditors and the fees and costs billed and expected to be billed by the independent auditors for those services (as shown below). The Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

       The Committee has discussed with the Company's independent auditors, with and without management present, their evaluations of the Company's internal accounting controls and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of the Company's independent auditors for 2001. A member of the Company's independent auditors is expected to attend the Meeting and will have the opportunity to make a statement, if desired. Such member will also be available to respond to appropriate questions of stockholders.

       AUDIT FEES

       The aggregate fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $156,600.

       OTHER FEES

       The aggregate fees billed by the Company's independent auditors for services rendered to the Company, other than the services described in the preceding paragraph were $93,400 for 2000. Professional service fees for information technology services relating to financial information systems design and implementation during 2000 for the Company were $0.

                                 AUDIT COMMITTEE

                               Joe R. Reneau, M.D.
                              Ralph M. Smith, Th.D.
                              Timothy T. Timmerman

                   COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG CITIZENS, INC.,
                     AMEX MARKET INDEX AND PEER GROUP INDEX

The following graph represents a comparison of the preceding five-year cumulative total return of the Company, a peer group and a broad market index. The broad market index chosen was the AMEX Market Index. The peer group, which includes life, accident and health companies, was compiled by Media General Financial Services.

















                     ASSUMES $100 INVESTED ON JAN. O1, 1996
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2000



  COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS,
                     INDUSTRY INDEXES AND/OR BROAD MARKETS


COMPANY                       12/29/1995   12/31/1996    12/31/1997     12/31/1998    12/31/1999    12/29/2000
-------                       ----------   ----------    ----------     ----------    ----------    ----------
Citizens, Inc.                  100.0          92.52        70.75          61.22         80.76         81.49
Life Insurance                  100.0         127.52       187.93         278.58        252.74        298.70
AMEX Market Index               100.0         105.52       126.97         125.25        156.15        154.23


Source:    Media General Financial Services
           P.O. Box 85333
           Richmond, Virginia 23293

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER

There shall be a committee of the Board of Directors known as the Audit Committee. Only independent directors may serve on the Audit Committee. The primary function of the Committee shall be to assist the Board of Directors in fulfilling its oversight role regarding the Company's financial reporting process, its system of internal control and its compliance with applicable laws, regulations and Company policies. Activities of the Audit Committee are as follows:

                        CONTINUOUS ACTIVITIES --- GENERAL

1. Provide an open avenue of communication between the independent auditors, internal auditors and the Board of Directors.

2. Meet at least two times per year or more frequently as circumstances require; the Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3. Confirm and ensure the independence of the independent auditors and the objectivity of the internal auditors.

4. Inquire of management, the independent auditors and the chief financial officer about significant risks or exposures, and assess the steps management has taken to minimize such risks to the Company.

5. Meet periodically with the independent auditors, the chief financial officer and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

6. Report periodically to the Board of Directors on significant results of the foregoing activities.

7. Instruct the independent auditors that the Board of Directors and the Audit Committee, as the stockholders' representatives, is the auditors' client.

              CONTINUOUS ACTIVITIES --- REPORTING SPECIFIC POLICIES

1. Advise financial management and the independent auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2. Provide a medium for financial management and the independent auditors to discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3. Determine, as it relates to new transactions or events, the auditors' reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

4. Assure that the auditors' reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

5. Assure that the auditors' reasoning is described in accepting or questioning significant estimates by management.

                              SCHEDULED ACTIVITIES

1. Recommend the selection of the independent auditors for approval by the Board of Directors, and approve the compensation of the independent auditors.

2. Consider, in consultation with the independent auditors and the Director of Internal Audit, the audit scope and plan of the independent auditors and the internal auditors to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

3. Review with management and the independent auditors the results of annual audits and related comments in consultation with other committees as deemed appropriate, including:

     a. The annual financial statements, accompanying footnotes and the independent auditors' report thereon.

     b. Any significant changes required in the independent auditors' audit plan.

     c. Any difficulties or disputes with management encountered during the course of the audit.

     d. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

4.   Consider and review with management and the chief financial officer:

     a. Significant internal audit findings during the year and management's responses to them.

     b. Any difficulties encountered in the course of internal audit work, including any restrictions on the scope of activities or access to required information.

     c.   Any changes required in the planned scope of the Internal Audit Plan.

     d.   The Internal Audit Department charter, budget and staffing.

5. Review the interim financial reports with management, the independent auditors and the chief financial officer before those interim reports are released to the public or filed with the SEC.

6. Consider and review with the independent auditors and the chief financial officer:

     a. The adequacy of the Company's internal controls, including computerized information system controls and security.

     b. Related findings and recommendations of the independent auditors and Internal Audit Department, together with management's responses.

7. Review annually with the independent auditors and the chief financial officer the results of the monitoring of compliance with the company's code of conduct.

8. Arrange for the independent auditors to be available to the full Board of Directors at least annually.

9.   Review and update the Committee's Charter annually.

                           "WHEN NECESSARY" ACTIVITIES

1.   Review and concur with the appointment of the chief financial officer.

2. Review and approve requests for any management consulting engagement to be performed by the independent auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

3. Review periodically with legal counsel any regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.

4. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities; the Committee shall be empowered to retain independent counsel and other professionals to assist in conducting any investigation.

                                                                Please mark
                                                                your vote as [X]
                                                                indicated in
                                                                this example
1. Election of Directors.

      FOR all nominees              WITHHOLD
        listed below               AUTHORITY
    (except as indicated   to vote for all nominees
      to the contrary)           listed below

             [ ]                      [ ]

Class A Nominees:
Dr. E. Dean Gage, Steven F. Shelton, Ralph M. Smith, Th.D., Timothy T. Timmerman

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.)


--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.




SIGNATURE(S)                  Signature if held jointly                    Dated             2001
            ------------------                          ------------------      -------------

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!



                         ANNUAL MEETING OF STOCKHOLDERS
                                 CITIZENS, INC.

                                  JUNE 5, 2001

                                 CITIZENS, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark A. Oliver, Rick D. Riley, Mark A. Thornton or any of them with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Citizens, Inc. (the "Company") to be held on June 5, 2001 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                         (TO BE SIGNED ON REVERSE SIDE)




--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE














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